Exhibit 99.13

                       RECONSTITUTED SERVICING AGREEMENT


         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of October, 2000, by and between LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("Lehman Capital"), and FIRST NATIONWIDE MORTGAGE CORPORATION, a Delaware corporation (the "Servicer"), having an office at 5280 Corporate Drive, Frederick, Maryland 21703, recites and provides as follows:

                                   RECITALS

         WHEREAS, Lehman Brothers Bank, FSB (the "Bank"), an affiliate of Lehman Capital, acquired from the Servicer certain conventional, residential, fixed rate, first lien mortgage loans pursuant to a Seller's Warranties and Servicing Agreement ("Warranties and Servicing Agreement"), dated as of May 1, 2000.

         WHEREAS, such mortgage loans are currently being serviced by the Servicer for the Bank pursuant to the Warranties and Servicing Agreement.

         WHEREAS, pursuant to an Assignment, Assumption and Recognition Agreement, dated as of October 1, 2000 (the "Assignment and Assumption Agreement") and annexed as Exhibit C hereto, Lehman Capital acquired from the Bank all of the Bank's right, title and interest in and to certain of the mortgage loans currently serviced under the Warranties and Servicing Agreement (hereinafter, the "Mortgage Loans") and assumed for the benefit of each of the Servicer and the Bank the obligations of the Bank under such Warranties and Servicing Agreement.

         WHEREAS, Lehman Capital has conveyed certain of the Mortgage Loans as identified on Schedule I hereto (the "Serviced Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to Wells Fargo Bank Minnesota, N.A. (the "Trustee"), pursuant to a trust agreement dated as of October 1, 2000 (the "Trust Agreement"), among the Trustee, Aurora Loan Services Inc., as master servicer ("Aurora," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and SASCO.

         WHEREAS, Lehman Capital desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of Lehman Capital (with the consent of the Master Servicer) to terminate the rights and obligations of the Servicer hereunder at any time without cause (subject to the provisions in the Warranties and Servicing Agreement) and to the other conditions set forth herein.

         WHEREAS, Lehman Capital and the Servicer agree that the provisions of the Warranties and Servicing Agreement shall continue to apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

         WHEREAS, the Master Servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right under the conditions specified herein to terminate for cause the rights and obligations of the Servicer under this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Capital and the Servicer hereby agree as follows:

                                   AGREEMENT

         1. Definitions. Capitalized terms used and defined in this Agreement, including Exhibit A hereto and any provisions of the Warranties and Servicing Agreement incorporated by reference herein (regardless of whether such terms are defined in the Warranties and Servicing Agreement), shall have the meanings ascribed to such terms in this Agreement.

         2. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Warranties and Servicing Agreement with respect to the servicing of the Serviced Mortgage Loans, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Warranties and Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

         3. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SASCO 2000-4 Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as Lehman Capital, as purchaser, under the Warranties and Servicing Agreement to enforce the obligations of the Servicer under the Warranties and Servicing Agreement and the term "Purchaser" as used in the Warranties and Servicing Agreement in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement if such failure constitutes an Event of Default as provided in Article X of the Warranties and Servicing Agreement. Notwithstanding anything to the contrary, in no event shall the Master Servicer assume any of the obligations of the Purchaser under the Warranties and Servicing Agreement.

         4. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

         5. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

                  Aurora Loan Services Inc.
                  2530 South Parker Road
                  Suite 601
                  Aurora, Colorado  80014
                  Attention:  E. Todd Whittemore, Master Servicing,
                              SASCO/ALS 2000-4
                  Telephone:  (303) 632-3000
                  Telecopier: (303) 632-3001

         All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

                  The Chase Manhattan Bank
                  New York, New York
                  ABA#:  021-000-021
                  Account Name:  Aurora Loan Services Inc.,
                                 Master Servicing Payment Clearing Account
                  Account No.:  066-611059
                  Beneficiary:  Aurora Loan Services Inc.
                  For further credit to:  SASCO/ALS 2000-4

         All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

                  Wells Fargo Bank Minnesota, N.A.
                  11000 Broken Land Parkway
                  Columbia, Maryland  21044
                  Attention:  Corporate Trust Services
                  Telephone:  (410) 884-2136
                  Telecopier:  (410) 884-2363

         All notices required to be delivered to Lehman Capital hereunder shall be delivered to Lehman Capital at the following address:

                  Lehman Capital, a Division of Lehman
                    Brothers Holdings Inc.
                  200 Vesey Street
                  New York, New York  10285-0900
                  Attention:  Mortgage Backed Finance Department
                  Telephone:  (212) 526-7000
                  Telecopier:  (212) 526-7209

         All notices required to be delivered to the Servicer hereunder shall be delivered to the address set forth in Section 12.05 of the Warranties and Servicing Agreement.

         6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         7. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         Executed as of the day and year first above written.

                                 LEHMAN CAPITAL, A DIVISION OF
                                   LEHMAN BROTHERS HOLDINGS INC.,
                                   as Owner


                                 By:/s/ Joseph J. Kelly
                                    --------------------------------------
                                    Name:  Joseph J. Kelly
                                    Title: Authorized Signatory


                                 FIRST NATIONWIDE MORTGAGE C
                                   CORPORATION, as Servicer


                                 By:/s/ Todd Cheney
                                    --------------------------------------
                                    Name:  Todd Cheney
                                    Title: First Vice President


Acknowledged By:

AURORA LOAN SERVICES INC.,
   as Master Servicer


By:/s/ Ralph A. Lenzi, III
   ---------------------------------
     Name:  Ralph A. Lenzi, III
     Title: CEO

WELLS FARGO BANK MINNESOTA, N.A.,
     as Trustee


By:/s/ Randall S. Reider
   ---------------------------------
   Name:  Randall S. Reider
   Title: Assistant Vice President

                                   EXHIBIT A

            Modifications to the Warranties and Servicing Agreement


1. The definition of "Custodial Agreement" in Article I is hereby amended in its entirety to read as follows:


          Custodial Agreement: The Custodial Agreement dated as of October 1, 2000 between the U.S. Bank Trust National Association, as Custodian and Wells Fargo Bank Minnesota, N.A., as Trustee.

2. The definition of "Determination Date" in Article I is hereby amended in its entirety to read as follows:

          Determination Date: The fifteenth (15th) day of the calendar month of the related Remittance Date (or if such day is not a Business Day, the Business Day immediately preceding such day).

3. The definition of "Eligible Investments" in Article I is hereby amended in its entirety to read as follows:

          Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

               (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

               (ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

               (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by GNMA, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

               (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the aggregate principal balance of the Mortgage Loans; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

               (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

               (vi) a Qualified GIC;

               (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

               (viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by each Rating Agency of any of the Certificates. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered,
          (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time, provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

4. A definition of "GNMA" is hereby added to Article I to immediately follow the definition of "Freddie Mac", to read as follows:

          GNMA: The Government National Mortgage Association, or any successor thereto.

5. The definition of "Qualified Depository" is hereby amended and restated in its entirety to read as follows:

          Qualified Depository: Any of (i) a depository the accounts of which are insured by the FDIC and the debt obligations of which are rated AA (or its equivalent) or better by each Rating Agency; (ii) the corporate trust department of any bank the debt obligations of which are rated at least A-1 or its equivalent by each Rating Agency; or
          (iii) Lehman Brothers Bank, F.S.B., a federal savings bank.

6. A new definition of "Qualified GIC" is hereby added to Article I to immediately follow the definition of "Qualified Depository", to read as follows:

          Qualified GIC: A guaranteed investment contract or surety bond providing for the investment of funds in the Custodial Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

               (a) be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

               (b) provide that the Servicer may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

               (c) provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Servicer, the Servicer shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

               (d) provide that the Servicer's interest therein shall be transferable to any successor Servicer or the Master Servicer hereunder; and

               (e) provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Custodial Account, as the case may be, not later than the Business Day prior to any Determination Date.

7.   The definition of "Rating Agency" is hereby revised to read as follows:

          Rating Agency: Any of Fitch IBCA, Inc., Moody's Investors Service, Inc., Standard & Poor's Rating Service, a division of the McGraw-Hill Agencies, Inc., or any successor of the foregoing.

8.   The parties hereto acknowledge that the first two paragraphs of Section
     2.03 (Custodial Agreement; Delivery of Documents) shall be inapplicable to this Agreement, as superseded by the provisions of the Custodial Agreement and the Trust Agreement.

9.   The parties hereto acknowledge that Section 3.07 (Purchaser
     Representations and Warranties) shall be inapplicable to this Agreement.

10. Section 4.02 (Liquidation of Mortgage Loans) is hereby amended by deleting the second and third paragraphs of such section and replacing them with the following paragraph:

               Notwithstanding anything to the contrary contained in this
          Section 4.02, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Trustee or the Master Servicer otherwise requests, an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector shall be arranged by the Servicer. Upon completion of the inspection, the Servicer shall provide the Trustee and the Master Servicer with a written report of such environmental inspection. In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure, and the Servicer shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section 4.05 hereof. In the event that the environmental inspection report is inconclusive as to the whether or not the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not, without the prior approval of the Trustee, proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In such instance, the Trustee shall be deemed to have approved such foreclosure or acceptance of a deed in lieu of foreclosure unless the Trustee notifies the Servicer in writing, within two (2) Business Days after its receipt of written notice of the proposed foreclosure or deed in lieu of foreclosure from the Servicer, that it disapproves of the related foreclosure or acceptance of a deed in lieu of foreclosure. Upon receipt of such notice, the Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure, and the Servicer shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to
          Section 4.05 hereof. The Servicer shall be reimbursed for all Servicing Advances made pursuant to this paragraph with respect to the related Mortgaged Property from the Custodial Account.

11. Section 5.02 (Statements to Purchaser) is hereby amended by replacing the reference to "Remittance Date" with "fifth Business Day of each month".

12. The parties hereto acknowledge that Section 8.01 (Provision of Information) and Section 8.02 (Financial Statements; Servicing Facilities) are inapplicable to this Agreement.

13. Section 9.04 (Limitation on Resignation and Assignment by Company) is hereby amended as follows:

               (a) The first paragraph of such Section is hereby amended in its entirety to read as follows:

               The Servicer shall neither assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof (to other than a third party in the case of outsourcing routine tasks such as taxes, insurance and property inspection, in which case the Servicer shall be fully liable for such tasks as if the Servicer performed them itself) or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Trustee and the Master Servicer, which consent shall not be unreasonably withheld; provided, however, that the Servicer may assign its rights and obligations hereunder without prior written consent of the Trustee and the Master Servicer to any entity that is directly owned or controlled by the Servicer, and the Servicer guarantees the performance of such entity hereunder. In the event of such assignment by the Servicer, the Servicer shall provide the Trustee and the Master Servicer with a written statement guaranteeing the successor entity's performance of the Servicer's obligations under the Agreement.

14. The parties hereto acknowledge that the word "Purchaser" in Section 10.02 (Waiver of Defaults) shall refer to the "Master Servicer with the prior consent of the Trustee."

15. Sections 11.01 (Termination) and 11.02 (Termination Without Cause) are hereby deleted in their entirety and replaced with the following:

          Section 11.01 Termination Without Cause.

               This Agreement shall terminate upon: (i) the later of (a) the distribution of the final payment or liquidation proceeds on the last Mortgage Loan to the Trust Fund (or advances by the Servicer for the same), and (b) the disposition of all REO Property acquired upon foreclosure of the last Mortgage Loan and the remittance of all funds due hereunder, or (ii) mutual consent of the Servicer, Lehman Capital and the Master Servicer in writing or (iii) at the sole option of the Lehman Capital, without cause, upon 30 days written notice. Any such notice of termination shall be in writing and delivered to the Servicer by registered mail to the address set forth at the beginning of this Agreement.

               In connection with any such termination referred to in clause
          (ii) or (iii) above, Lehman Capital will be responsible for reimbursing the Servicer for all unreimbursed out-of-pocket Servicing Advances within 15 Business Days following the date of termination and other reasonable and necessary out-of-pocket costs associated with any transfer of servicing.

               Upon the termination of servicing without cause hereunder, Lehman Capital shall pay to the Servicer a termination fee equal to 1.50% of the outstanding principal balance of such Mortgage Loans in which the servicing is being terminated.

               Notwithstanding any such termination as Servicer, First Nationwide Mortgage Corporation shall nonetheless continue to be entitled to receive Retained Yield and Prepayment Fees as provided in this Agreement.

16. Section 12.01 (Successor to the Company) is hereby amended in its entirety to read as follows:

               Simultaneously with the termination of the Servicer's responsibilities and duties under this Agreement pursuant to Sections 9.04, 10.01 or 11.01, the Master Servicer shall (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement and (iii) and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer that is not at that time a servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, Lehman Capital, the Trustee and each applicable Rating Agency. Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or Lehman Capital, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to
          Article III shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement. Notwithstanding any such termination as Servicer, First Nationwide Mortgage Corporation shall nonetheless continue to be entitled to receive Retained Yield and Prepayment Fees as provided in this Agreement.

               Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the transfer of servicing. The Servicer shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

               Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Servicer and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Section 11.01 shall not affect any claims that the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

               Except as otherwise provided in this Agreement, all reasonable out-of-pocket costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Servicer with cause or resignation of the Servicer), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.

17. Intended Third Party Beneficiaries. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Master Servicer and the Trustee on behalf of the Trust Fund as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

                                   EXHIBIT B

                      Warranties and Servicing Agreement

                                   EXHIBIT C

               Assignment, Assumption and Recognition Agreement

                                   EXHIBIT D

                            Mortgage Loan Schedule